UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 25, 2008

DCT INDUSTRIAL TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33201	82-0538520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 1700 Denver, CO	80202
(Address of Principal Executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (303) 597-2400

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 25, 2008, DCT Industrial Trust Inc. (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement dated January 25, 2008 (the “Prospectus Supplement”) to its prospectus dated August 8, 2007, which was included in its automatic shelf registration statement on Form S-3 (No. 333-145253) (the “Registration Statement”). The Prospectus Supplement relates to the 6,004,233 shares of the Company’s common stock that may be issued from time to time if, and to the extent that, the holders of an equal number of common units of limited partnership interest (the “OP Units”) in DCT Industrial Operating Partnership LP, the Company’s operating partnership, issued on January 25, 2007 and February 1, 2007, present such OP Units for redemption, and the Company exercises its right to issue shares of its common stock to them instead of paying a cash amount.

The Company is filing the opinion of its Maryland counsel, Venable LLP, as Exhibit 5.1 hereto, regarding the legality of the shares of common stock covered by the Prospectus Supplement. Exhibit 5.1 is incorporated herein by reference and into the Registration Statement and the Prospectus Supplement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description of Exhibits

+5.1	Opinion of Venable LLP as to the legality of the securities being registered.

+23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+ Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.

By:	/s/ Philip L. Hawkins
Name:	Philip L. Hawkins
Title:	Chief Executive Officer

Date: January 25, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

+5.1	Opinion of Venable LLP as to the legality of the securities being registered.

+23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+ Filed herewith.

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